                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Pope & Talbot, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Pope & Talbot, Inc.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                              POPE & TALBOT, INC.
                 SUPPLEMENTAL PROXY STATEMENT AND SOLICITATION
                      ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING TO BE HELD APRIL 30, 1996.


                     MAILED TO SHAREHOLDERS April 12, 1996

Dear Pope & Talbot Shareholder:

    By now, you have probably received Pope & Talbot's 1996 Proxy Statement along with our White proxy card. You also may have received proxy materials with an Orange proxy card from the United Food and Commercial Workers Local 99 ("UFCW"), recommending that the Board of Directors adopt a policy of confidential shareholder voting at Pope & Talbot, Inc. ("Pope & Talbot" or the "Company").

    THE UFCW DOES NOT OPPOSE THE BOARD OF DIRECTORS' NOMINEES FOR ELECTION OF DIRECTORS, NOR DOES IT OPPOSE THE BOARD OF DIRECTORS' RECOMMENDATIONS AS TO ANY OF THE COMPANY PROPOSALS CONTAINED IN THE PROXY STATEMENT.

    YOU MAY THEN WONDER WHY THE UFCW IS OFFERING A SHAREHOLDER PROPOSAL AT POPE & TALBOT. The UFCW has no labor relations with Pope & Talbot and has no connection to your Company at all beyond its recent purchase of 100 shares of common stock.

    LET US TELL YOU WHY: The UFCW has a labor dispute in Arizona with Albertsons, Inc., a grocery company. Albertsons shares a common director, Warren McCain, with Pope & Talbot. As a tactic in its labor dispute, the UFCW has targeted Pope & Talbot and a number of other companies with a similar shared director relationship. The UFCW sent personal letters to directors of these companies, including your Company, asking them to distance their companies from Albertsons and to insist that the shared directors resign from Albertsons' board if they are to continue to serve on the target company's board. Then the UFCW announced its intention to independently solicit proxies on behalf of a shareholder proposal for the annual meetings of these companies, including Pope & Talbot.

    The UFCW could have included its proposal in our earlier Proxy Statement under well established rules of the Securities and Exchange Commission if, among other things, it had owned Company shares for at least one year. Or the UFCW could have chosen to comply with those rules by submitting its proposal for next year's Annual Meeting, at which point, if it still holds Company shares and satisfies other requirements, its proposal would be included in our materials. The UFCW did neither. Instead, the UFCW chose to mount its independent proxy solicitation, in what the Board of Directors believes is an effort to bring unjustified pressure on the Company through its Annual Meeting process because of the UFCW labor dispute with Albertsons.

    In the view of the Board of Directors, the UFCW proposal is an inappropriate attempt to involve Pope & Talbot in the UFCW labor dispute with
Albertsons.   The UFCW labor dispute is not with Pope & Talbot, and your Board of Directors has no desire to involve your Company in that dispute. For this reason, and because the Board of Directors feels the UFCW proposal is both unwise and against the best interests of the Company and its shareholders, we urge you to vote your shares AGAINST the UFCW proposal.

                    VOTING OF OUR PREVIOUS WHITE PROXY CARD

    In our Proxy Statement of March 8, 1996, which included our original White proxy card, we sought your authority to vote your shares in the discretion of the Board of Directors' proxy holders as to any matters that may come before the Annual Meeting that were not specifically indicated on our proxy card, including the confidential shareholder voting proposal raised by the UFCW. See "Other Matters" at Page 18-19 of the Company's Proxy Statement. Your Company would like to make clear that, if the UFCW proposal regarding confidential shareholder voting is brought before the Annual Meeting, the Board of Directors' proxy holders will vote their discretionary authority granted pursuant to the White proxy card AGAINST the UFCW proposal.

    THEREFORE, IF YOU HAVE ALREADY RETURNED OUR WHITE CARD AND YOU HAVE NOT RETURNED ANOTHER CARD, AND YOU WISH YOUR SHARES VOTED AGAINST THE UFCW PROPOSAL, YOU NEED DO NOTHING FURTHER. Your shares will be voted as you have directed with regard to the election of directors and the other Company proposals and, in the absence of any contrary indication by you, AGAINST the UFCW proposal. IF YOU DO NOT WISH YOUR SHARES VOTED AGAINST THE UFCW PROPOSAL, YOU MUST EXECUTE AND RETURN A NEW PROXY CARD INDICATING YOUR PREFERENCE. (PLEASE SEE BELOW FOR FURTHER VOTING INSTRUCTIONS.)

         THE BOARD OF DIRECTORS' REASONS FOR OPPOSING THE UFCW PROPOSAL

    The Board of Directors feels that, given the context in which the UFCW proposal was raised, it is inappropriate for shareholders to consider supporting the UFCW proposal. But the Board of Directors has also weighed the merits of the proposal and concluded that the proposal is contrary to the best interests of the Company and its shareholders.

    Pope & Talbot respects the right of all shareholders to vote their shares according to their own best judgment, free from coercive pressure. The Board of Directors does not condone and takes care to avoid even the appearance of coercion or retaliation against any shareholder regarding his or her vote. The UFCW points to no incident of alleged coercion or retaliation, and does not suggest even a threat that the Company has or will retaliate against shareholders for votes cast. In short, the UFCW proposal seeks to address a problem that does not exist at Pope & Talbot.

    Furthermore, the Board of Directors believes that the UFCW proposal poses a significant threat of harm to shareholders' interests. The Company is not a government or a union, as the UFCW would have the analogy, but a business. Your Board of Directors is charged with the duty of running our business for the advantage of all of our shareholders. Your Board of Directors is often equipped with information that stands behind its recommendations that can be important to shareholders in making their voting decisions. And vice-versa. Hampering your Board of Directors' ability to communicate directly with shareholders, including those who have expressed their views regarding your Board of Directors' recommendations, curtails the ability of your Board to act in the ultimate best interests of all shareholders.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST
            THE FOLLOWING UFCW SHAREHOLDER PROPOSAL FOR CONFIDENTIAL
                              SHAREHOLDER VOTING:

    "Resolved, that shareholders recommend the Company adopt a policy of confidential shareholder voting, with exceptions solely for independent inspectors of election to certify the results of the vote, for disclosure required by law, or when shareholders address comments to management on their proxy cards."

                              VOTING INSTRUCTIONS:

    1. If you have previously signed, dated and returned a White proxy card conferring discretionary authority on Company proxy holders, and you have not executed any later-dated proxies, and you wish to vote your shares AGAINST this proposal as the Board of Directors recommends, DO NOTHING. Your previously submitted proxy card will be voted AGAINST the UFCW proposal.

    2. If you have executed and returned an Orange UFCW proxy card, either without executing a White proxy card or after executing a White proxy card, and marked an intention to vote FOR the UFCW proposal recommending confidential voting, and you would like to CHANGE YOUR VOTE to vote AGAINST this proposal, please complete, sign, date and return the accompanying Blue-striped proxy card. Indicate your voting preference.

    3. If you have not executed and returned any proxy cards, please complete, sign, date and return the accompanying Blue-striped proxy card. Mark your preference as to each matter.

    4. If you have previously submitted a White proxy card, and you have not executed any later-dated proxies, and YOU WOULD LIKE TO REVOKE THE DISCRETIONARY AUTHORITY TO VOTE AGAINST THE UFCW PROPOSAL REGARDING CONFIDENTIAL SHAREHOLDER VOTING conferred by that White card, please complete, sign, date and return the accompanying Blue-striped proxy card. INDICATE YOUR PREFERENCE as to the UFCW shareholder proposal for confidential voting.

    EXECUTED BUT UNMARKED BLUE-STRIPED OR WHITE PROXY CARDS WILL BE VOTED ACCORDING TO THE BOARD OF DIRECTORS' RECOMMENDATION AS TO EACH ITEM FOR WHICH NO PREFERENCE IS MARKED. IN ADDITION, UNLESS YOU INDICATE OTHERWISE, EXECUTED BLUE-STRIPED OR WHITE PROXY CARDS WILL BE VOTED AGAINST THE UFCW PROPOSAL AND IN THE DISCRETION OF PROXY HOLDERS AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting to be held April 30, 1996 and at any adjournment thereof. You may revoke it at any time prior to its use, by duly executing a later proxy, or by written communication to C. Lamadrid, Secretary of the Company. Executing a proxy will not prevent a shareholder from voting in person at the Annual Meeting as to any matter brought before the Annual Meeting to which shareholders are entitled to vote. Properly executed proxies not revoked will be voted according to the instructions thereon at the Annual Meeting or at any adjournment thereof.

                    ELECTION OF DIRECTORS AND OTHER MATTERS

    Please refer to our March 8, 1996 Notice of Annual Meeting and Proxy Statement for complete details as to the matters anticipated to come before the 1996 Annual Meeting and the Board of Directors' recommendations with regard to those matters. The Board of Directors recommends a vote FOR Warren E. McCain, Robert Stevens Miller, Jr., and Hugo G.L. Powell for Directors; FOR the proposal to approve the 1996 Non-Employee Director Stock Option Plan; FOR the proposal to ratify the selection of Arthur Andersen LLP to continue as independent certified public accountants for 1996; AGAINST the UFCW proposal for confidential shareholder voting; and FOR Company proxy holders to vote according to their discretion upon any other matters that may properly come before the Annual Meeting.

                            SOLICITATION OF PROXIES

    The cost of the Company's proxy solicitation will be borne by the Company. The Company has engaged Georgeson & Company to assist it in proxy solicitations regarding the 1996 Annual Meeting. Georgeson & Company will perform these services at an anticipated cost of approximately $7500. In addition to solicitation by mail, officers and other employees of the Company and employees of Georgeson & Company may solicit proxies personally or by telephone. The Company and/or Georgeson & Company may request banks and brokers or other similar agents or fiduciaries to transmit the proxy materials to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                         PROPOSALS FOR FUTURE MEETINGS

    A shareholder who intends to present a proposal at the 1997 Annual Meeting of Shareholders must submit such proposal by November 9, 1996, for inclusion in the Company's 1997 proxy statement and form of proxy relating to such meeting. The proposal must be mailed to Mr. C. Lamadrid, Secretary, Pope & Talbot, Inc., 1500 S.W. First Avenue, Portland, Oregon 97201. Such proposals will be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                     OTHER

    PLEASE REFER TO OUR ORIGINAL NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
OF MARCH 8, 1996, WHICH IS INCORPORATED HEREIN BY REFERENCE IN ITS ENTIRETY, FOR INFORMATION REGARDING VOTING PROCEDURES, OUTSTANDING SECURITIES, ELECTION OF DIRECTORS, SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVES, APPROVAL OF THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, REAPPOINTMENT OF ACCOUNTANTS AND OTHER MATTERS.

    We urge you take the proper steps, according to the instructions above, to ensure your shares are voted according to your wishes.

    You are welcome to attend the Annual Meeting on April 30 and vote in person for or against any matter that may be presented, regardless of any proxies you may or may not have executed beforehand.

    Thank you for your continued support of Pope & Talbot.

    Sincerely,



    Peter T. Pope
    Chairman of the Board
      and Chief Executive Officer

                               POPE & TALBOT, INC.
                                      PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS, APRIL 30, 1996

     The undersigned hereby appoints Michael Flannery, Peter T. Pope and Brooks Walker, Jr., jointly and severally, with full power of substitution, proxies of the undersigned, to vote the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Pope & Talbot, Inc., to be held on April 30, 1996, and at any adjournments thereof:


- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

Please mark your votes as indicated in this example /X/


(The Board of Directors favors a vote WITH authority)

1.   Election of Directors.
     WARREN E.McCAIN
     ROBERT STEVENS MILLER, JR.
     HUGO G.L. POWELL

      WITHHOLD authority to vote for the following nominees to the Board of Directors to serve three-year terms, as described in the accompanying
FOR   Proxy Statement
/ /    / /


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------


2. The proposal to approve the 1996 Non-Employee Director Stock Option Plan to permit annual stock option grants to non-employee Board members from the existing authorized share reserve under the Company's Stock Option and Appreciation Plan (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR);

FOR       AGAINST        ABSTAIN
/ /         / /            / /


3. The proposal to ratify the selection of Arthur Andersen LLP to continue as independent certified public accountants for the year 1996 (THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR); and

FOR       AGAINST        ABSTAIN
/ /         / /            / /


4. The shareholder proposal for confidential shareholder voting (THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST); and

FOR       AGAINST        ABSTAIN
/ /         / /            / /

5. In accordance with Regulation 14A under the Securities Exchange Act of 1934, in their discretion upon any such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE GRANTED THE AUTHORITY TO VOTE FOR THE ELECTION OF ALL OR ANY OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 5, AND AGAINST PROPOSAL 4.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


Signature(s)                                              Dated             1996
            -------------------------------------------        ------------
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- --------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -